John Hancock Funds

Patriot
Preferred
Dividend
Fund

ANNUAL REPORT

May 31, 1997



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND TRANSFER AGENT FOR
COMMON SHAREHOLDERS

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR AUCTION RATE
PREFERRED SHARES

IBJ Schroder Bank and Trust Company
One State Street Plaza
New York, New York 10004

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts 02210-1617

Listed New York Stock Exchange Symbol: PPF
John Hancock Funds: 1-800-843-0090



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors than they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of May, the Dow had risen by 14.6% and the broader Standard & Poor's 500 Stock Index by 15.4% -- levels not many thought the market would reach all year, let alone in five months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



By Gregory K. Phelps for the Portfolio Management Team

John Hancock
Patriot Preferred
Dividend Fund

Income-producing stocks perform well
despite a volatile bond market

Because most preferred stocks -- which make up about 94% of John Hancock Patriot Preferred Dividend Fund -- pay fixed dividends, they are heavily influenced by the performance of the bond market. And over the past year, the bond market's performance was nothing if not unpredictable. At regular intervals, investors worried about the economy's strength and whether the Federal Reserve Board would choose to raise interest rates to stave off any future inflation. The bond market rose and fell not so much because of what the Fed actually did, but because of what it might do, and almost every month this cycle of anxiety repeated itself. But after all was said and done, bond prices ended the period higher. Even though preferred stocks felt the effects of the volatile bond market, they handily outpaced Treasuries because of favorable supply and demand factors.

"...the year
was a
gratifying
one for
the Fund..."

Given the uncertainty surrounding the bond market, the year was a gratifying one for the Fund, which had a total return of 14.06% at net asset value. By comparison, the average preferred stock closed-end equity fund returned 14.46% for the same period, according to Lipper Analytical Services, Inc. A second benchmark, the Merrill Lynch 30-year Treasury Index, rose 7.92%.

A 2 1/4" x 3 3/4" photo of Gregory K. Phelps at bottom right. Caption reads "Gregory K. Phelps."



Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into six sections. Going from top clockwise: Short-Term Investments & Other 2%; Utilities 27%; Financial Services 51%; Industrials 15%; and Oil & Gas 5%. A footnote below states "As a percentage of net assets on May 31, 1997."

"...we
increased
our stake
in financial
service
stocks..."

Defensive focus

Throughout the past year, we've maintained a defensive stance to protect against the vagaries of the volatile bond market. Our emphasis on cushion-preferred stocks -- with above-average dividend yields that tend to "cushion" them against price swings -- helped our performance when the bond market was troubled. Nearly all of our preferred stocks holdings were DRD-eligible, which was another plus. DRD stands for "dividends-received deduction," which offers major tax advantages for corporations that invest in them. The total available supply of DRD-eligible securities was already quite low when the Federal Reserve Bank gave banks (a primary issuer in the DRD market) more flexibility to issue less costly non-DRD securities this past October. Banks, along with utilities, curtailed their new DRD issuance. That, coupled with issuers' redeeming or tendering for their outstanding DRD securities, caused an overall contraction in the amount of DRD securities outstanding. In a classic example of limited supply trying to satisfy strong demand, DRD-eligible preferred stocks -- which made up the vast majority of the Fund's investments -- performed well.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is South Carolina Electric & Gas followed by an up arrow and the phrase "New issue takes off." The second listing is Fleet Financial followed by an up arrow and the phrase "Improving financial results/new acquisitions." The third listing is Florida Progress Corporation followed by a down arrow and the phrase "Temporary closing of nuclear plant." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

We continued to focus on finding and holding preferred stock with good call protection, which protects the investor from having to surrender the security -- usually a high-yielding one -- to its issuer prematurely, usually for a lower-yielding one. Whenever possible, we look for at least two years of call protection.

Cutback in utility exposure

The electric industry is in the early stages of a dramatic transformation in which electric companies will be forced to compete with one another, rather than enjoying a monopolistic hold on a given service area. We sold some of our electric utility common stocks in January and December when they enjoyed a brief rally. Unfortunately, that rally was short-lived and a bond market sell-off in late January coincided with the Nuclear Regulatory Commission's putting a record number of troubled nuclear plants on its watch list. Those two events pushed many electric stocks lower. One example was Florida Progress Corporation, which was forced by the NRC to shut down its nuclear plant longer than originally expected. Because of its strong financial position, we continued to hold onto it.

On the flip side, some of our electric utility holdings performed quite well, including South Carolina Electric and Gas. Not only is the security DRD-eligible, it carries a relatively high credit rating, offers an attractive 6.52% coupon and 10 years of call protection. The stock enjoyed about a 3% price appreciation from when we bought it in mid-April through the end of the period. Another strong performer was the common stock of MidAmerican Energy Holdings, a low-cost electricity and natural gas provider serving Iowa and Illinois. It, too, had an attractive dividend yield of 7.10% and is a relatively good credit quality. The company recently announced a buyback of its common stock, which gave the stock an added boost.



Bar chart with heading "Fund Performance" at top of left hand column.
Under the heading is the footnote: "For the year ended May 31, 1997."
The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 14.06% total return for John Hancock
Patriot Preferred Dividend Fund. The second represents the 14.46% total return for the average preferred stock, closed-end equity fund. The third bar represents the 7.92% total return for the Merrill Lynch 30-
Year Treasury Index. Footnote below reads: "The total return for John Hancock Patriot Preferred Dividend Fund is at net asset value with all distributions reinvested. The average preferred stock, closed-end equity fund is tracked by Lipper Analytical Services, Inc. The Merrill Lynch 30-Year Treasury Index is an unmanaged index, which measures the performance of the 30-year Treasury bond."

Increased emphasis on financials/industrials

As we pared our utility holdings, we increased our stake in financial service stocks -- including banks, insurance companies, brokerages and leasing companies -- to 51% of the Fund's assets at the end of the period, compared with 45% a year earlier. Two of our better performers were in the banking sector. One was Fleet Financial Group, which has improved its financial results partly through the aggressive acquisition of competitors. Fleet's preferred stock offers DRD-eligibility, 10 years of call protection and a 6.75% coupon. Another strong bank was ABN Amro North America, the U.S. holding company of the large Dutch banking concern. This preferred stock offers DRD-eligibility, 10 years of call protection and a 6.59% coupon and a AA-credit rating. Brokerage holdings including Merrill Lynch and Salomon, Inc., and insurer SunAmerica, made impressive gains during the period.

In the industrial sector, our focus has been on oil and gas. We believe that energy prices will remain stable or increase, which makes us optimistic about this sector. One of our best performers was El Paso Tennessee Pipeline. Not only is the issue DRD-eligible, but it offers an attractive 8.25% coupon and four years of call protection.

"...we will
continue to
focus on
DRD-eligible
preferreds.."

Outlook

Looking ahead, we believe that the Federal Reserve Board is likely to continue raising interest rates until there are tangible signs that the economy is slowing. Until the "tightening" cycle is complete, we believe both the bond and stock markets will continue to be volatile. Given that outlook, we will continue to focus on DRD-eligible preferreds where positive supply and demand factors favor them. What's more, our emphasis on cushion-preferreds with good call protection should help maximize the Fund's yield while stabilizing its share price in the event of a market correction.
-----------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.




Financial Statements

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1997.
You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1997
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Preferred stocks (cost - $137,224,403)                     $141,069,884
Common stocks (cost - $7,719,081)                             7,500,125
Short-term investments (cost - $2,630,469)                    2,630,469
                                                         --------------
                                                            151,200,478
Dividends receivable                                            544,536
Deferred organizational expenses - Note A                        16,581
Other assets                                                     19,924
                                                         --------------
Total Assets                                                151,781,519
-----------------------------------------------------------------------
Liabilities:
Auction Rate Preferred Shares dividend
payable - Note A                                                151,120
Common Shares dividend payable                                   71,373
Payable for investments purchased                               572,000
Payable to John Hancock Advisers, Inc. and
Affiliates - Note B                                             134,132
Accounts payable and accrued expenses                            54,874
                                                         --------------
Total Liabilities                                               983,499
-----------------------------------------------------------------------
Net Assets:
Auction Rate Preferred Shares - Without par value,
unlimited number of shares of beneficial interest
authorized, 525 shares issued, liquidation preference
of $100,000 per share - Note A                               52,500,000
                                                         --------------
Common Shares - Without par value, unlimited
number of shares of beneficial interest authorized,
7,257,200 shares issued and outstanding                      99,512,018
Accumulated net realized loss on investments                 (6,024,670)
Net unrealized appreciation of investments                    3,627,318
Undistributed net investment income                           1,183,354
                                                         --------------
Net Assets Applicable to Common Shares
($13.54 per share based on 7,257,200
shares outstanding)                                          98,298,020
                                                         --------------
Net Assets                                                 $150,798,020
=======================================================================
See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains
(losses) for the period stated.

Statement of Operations
Year ended May 31, 1997
-----------------------------------------------------------------------
Investment Income:
Dividends (net of withholding taxes of $75,932)             $12,019,622
Interest                                                        158,523
                                                         --------------
                                                             12,178,145
                                                         --------------
Expenses:
Investment management fee - Note B                            1,191,490
Administration fee - Note B                                     223,404
Auction rate preferred shares and auction fees                  142,876
Federal excise tax                                               83,036
Auditing fee                                                     55,510
Custodian fee                                                    53,143
Miscellaneous                                                    35,519
Printing                                                         35,023
Transfer agent fee                                               32,811
Organization expense - Note A                                    16,581
Trustees' fees                                                   13,529
Legal fees                                                        6,742
                                                         --------------
Total Expenses                                                1,889,664
-----------------------------------------------------------------------
Net Investment Income                                        10,288,481
-----------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                           201,916
Change in net unrealized appreciation/depreciation
of investments                                                4,071,613
                                                         --------------
Net Realized and Unrealized
Gain on Investments                                           4,273,529
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                    14,562,010
=======================================================================

Distributions to Auction Rate
Preferred Shares                                             (2,131,341)
=======================================================================

Net Increase in Net Assets
Applicable to Common
Shareholders Resulting
from Operations Less Auction
Rate Preferred Shares
Distributions                                               $12,430,669
=======================================================================

See notes to financial statements.





Statement of Changes in Net Assets

                                                                                     YEAR ENDED MAY 31,
                                                                                 -------------------------
                                                                                     1996         1997
                                                                                 ------------ ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                             $10,624,429  $10,288,481
Net realized gain on investments sold                                               1,475,976      201,916
Change in net unrealized appreciation/depreciation
of investments                                                                     (1,143,713)   4,071,613
                                                                                 ------------ ------------
Net Increase in Net Assets Resulting from Operations                               10,956,692   14,562,010
                                                                                 ------------ ------------
Distributions to Shareholders:
Auction Rate Preferred Shares ($4,474 and $4,060
per share, respectively) - Note A                                                  (2,349,041)  (2,131,341)
Common Shares - Note A
Dividends from net investment income ($1.16 and
$1.16 per share, respectively)                                                     (8,381,567)  (8,382,002)
                                                                                 ------------ ------------
Total Distributions to Shareholders                                               (10,730,608) (10,513,343)
                                                                                 ------------ ------------
Net Assets:
Beginning of Period                                                               146,523,269  146,749,353
                                                                                 ------------ ------------
End of period (including undistributed net investment
income of $1,378,168 and $1,183,354, respectively)                               $146,749,353 $150,798,020
                                                                                 ============ ============
Analysis of Common Shareholder Transactions:

                                                                        YEAR ENDED MAY 31,
                                                    ------------------------------------------------------
                                                                1996                       1997
                                                    ---------------------------  -------------------------
                                                      SHARES         AMOUNT         SHARES       AMOUNT
                                                    ------------   ------------  ------------ ------------
Shares outstanding beginning of period                 7,257,200    $99,634,694     7,257,200  $99,542,066
Reclassification of Capital Accounts - Note D                 --        (92,628)           --      (30,048)
                                                    ------------   ------------  ------------ ------------
Common Shares outstanding end of period                7,257,200    $99,542,066     7,257,200  $99,512,018
                                                    ============   ============  ============ ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts, the number of Common Shares outstanding at the beginning and end of the period, for the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                         FOR THE PERIOD
                                                                             FROM
                                                                          JUNE 1, 1993
                                                                         (COMMENCEMENT
                                                                         OF OPERATIONS)    YEAR ENDED MAY 31
                                                                           TO MAY 31,   ------------------------
                                                                              1994     1995      1996      1997
                                                                           --------- --------- --------- ---------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period                                          $13.95(1)   $12.25    $12.96    $12.99
                                                                           ---------   --------- --------- ---------
Net Investment Income                                                           1.13        1.52      1.46      1.42
Net Realized and Unrealized Gain (Loss) on Investments                         (1.48)       0.65      0.05      0.58
                                                                           ---------   --------- --------- ---------
Total from Investment Operations                                               (0.35)       2.17      1.51      2.00
                                                                           ---------   --------- --------- ---------
Less Distributions:
Dividends to Auction Rate Preferred Shareholders                               (0.18)      (0.30)    (0.32)    (0.29)
Dividends from Net Investment Income to Common Shareholders                    (0.95)      (1.16)    (1.16)    (1.16)
Distributions in Excess of Net Investment Income to Common Shareholders        (0.01)         --        --        --
                                                                           ---------   --------- --------- ---------
Total Distributions                                                            (1.14)      (1.46)    (1.48)    (1.45)
                                                                           ---------   --------- --------- ---------
Preferred and Common Shares Offering Costs                                     (0.08)         --        --        --
                                                                           ---------   --------- --------- ---------
Preferred Shares Underwriting Discounts                                        (0.13)         --        --        --
                                                                           ---------   --------- --------- ---------
Net Asset Value, End of Period                                                $12.25      $12.96    $12.99    $13.54
                                                                           =========   ========= ========= =========
Per Share Market Value, End of Period                                        $12.625     $12.250   $12.500   $13.750
Total Investment Return at Market Value                                        (9.68%)      7.18%    11.58%    19.87%

Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period (000s omitted)         $88,902     $94,023   $94,249   $98,298
Ratio of Expenses to Average Net Assets (2)                                     1.24%       1.30%     1.29%     1.27%
Ratio of Net Investment Income to Average Net Assets (2)                        5.81%       7.93%     7.19%     6.91%
Portfolio Turnover Rate                                                           90%         88%       33%       38%
Average Broker Commission Rate (5)                                               N/A         N/A       N/A   $0.0550

Senior Securities
Total Auction Rate Preferred Shares (000s omitted)                           $52,500     $52,500   $52,500   $52,500
Asset Coverage per Unit (3)                                                 $266,908    $274,463  $277,555  $283,817
Involuntary Liquidation Preference per Unit (4)                             $100,000    $100,000  $100,000  $100,000
Approximate Market Value per Unit (4)                                       $100,000    $100,000  $100,000  $100,000

(1) Initial price to commence operations.
(2) Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(3) Calculated by subtracting the Fund's total liabilities (not including the Auction Rate Preferred
    Shares) from the Fund's total assets and dividing such amount by the number of Auction Rate Preferred
    Shares outstanding, as of the applicable 1940 Act Evaluation Date.
(4) Plus accumulated and unpaid dividends.
(5) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
May 31, 1997

The Schedule of Investments is a complete list of all securities owned by the
Patriot Preferred Dividend Fund on May 31, 1997. It's divided into three main categories: preferred stocks, common stocks and short-term investments.
Preferred stocks and common stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.
                                                                      NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                     SHARES        VALUE
--------------------------------------                              ------------  ------------
PREFERRED STOCKS
Automobile/Trucks (8.11%)
Ford Motor Co., 8.25%, Depositary
Shares, Ser B                                                           185,100     $5,159,662
General Motors Corp., 7.92%,
Depositary Shares, Ser D                                                 49,400      1,302,925
General Motors Corp., 9.12%,
Depositary Shares, Ser G                                                 20,000        570,000
General Motors Corp., 9.125%,
Depositary Shares, Ser B                                                192,400      5,194,800
                                                                                  ------------
                                                                                    12,227,387
                                                                                  ------------
Banks -- United States (20.62%)
ABN AMRO North America Inc.,
6.59% (R)                                                                 5,000      4,925,000
Ahmanson, H.F. & Co., 8.40%,
Depositary Shares, Ser C                                                100,500      2,575,313
BankBoston Corp., 8.60%,
Depositary Shares, Ser E                                                 44,000      1,105,500
Chase Manhattan Corp., 8.40%, Ser M                                      94,000      2,455,750
Chase Manhattan Corp., 9.76%, Ser B                                      88,900      2,533,650
Chase Manhattan Corp., 10.84%, Ser C                                    119,500      3,749,312
Citicorp, 7.75%, Depositary Shares,
Ser 22                                                                   25,000        659,375
Fleet Financial Group, Inc., 6.75%,
Ser VI                                                                   51,000      2,709,375
Fleet Financial Group, Inc., 9.35%,
Depositary Shares                                                       177,000      4,956,000
J.P. Morgan & Company Inc., 6.625%,
Depositary Shares, Ser H                                                 60,000      3,180,000
LaSalle National Corp., 8.75%,
Ser K, (R)                                                               43,000      2,241,375
                                                                                  ------------
                                                                                    31,090,650
                                                                                  ------------
Conglomerates (0.82%)
Grand Metropolitan Delaware, L.P.,
9.42%, Gtd Ser A                                                         45,000      1,237,500
                                                                                  ------------
Insurance (5.45%)
American Life Holding Co., $2.16                                         75,000      1,987,500
Aon Corp., 8.00%                                                         70,000      1,785,000
Provident Companies, Inc., 8.10%,
Depositary Shares                                                        40,000      1,025,000
Travelers Group, Inc., 9.25%,
Depositary Shares, Ser D                                                137,600      3,422,800
                                                                                  ------------
                                                                                     8,220,300
                                                                                  ------------
Equipment Leasing (5.54%)
AMERCO, 8.50%, Ser A                                                    220,000      5,555,000
Comdisco, Inc., 8.75%, Ser A                                            110,000      2,805,000
                                                                                  ------------
                                                                                     8,360,000
                                                                                  ------------
Financial Services (19.49%)
ARM Financial Group, Inc. 9.50%                                          51,796      1,343,459
Lehman Brothers Holdings, Inc., 5.00%                                    40,000      1,135,000
Merrill Lynch & Co., Inc., 9.00%,
Depositary Shares, Ser A                                                135,700      4,104,925
Morgan Stanley Group Inc., 7.75%,
Depositary Shares                                                        95,000      5,153,750
Salomon Inc., 8.08%, Depositary
Shares, Ser D                                                           134,757      3,486,837
Salomon Inc., 8.40%, Depositary
Shares, Ser E                                                           156,000      4,212,000
Source One Mortgage Services Corp.,
8.42%, Ser A                                                            193,100      4,924,050
SunAmerica, Inc., 9.25%, Ser B                                          198,000      5,024,250
                                                                                  ------------
                                                                                    29,384,271
                                                                                  ------------
Oil & Gas (4.62%)
Elf Overseas Ltd., 8.50%, Gtd Ser A
(Cayman Islands)                                                         57,000      1,517,625
Enterprise Oil PLC, 10.50%, Ser A,
American Depository Receipt,
(ADR) (United Kingdom)                                                   30,000        787,500
Lasmo PLC, 10.00%, Ser A, ADR
(United Kingdom)                                                        142,000      3,674,250
Phillips 66 Capital I, 8.240%                                            38,500        991,375
                                                                                  ------------
                                                                                     6,970,750
                                                                                  ------------
Paper Products & Containers (6.66%)
Boise Cascade Corp., 9.40%,
Depositary Shares, Ser F                                                178,000      4,605,750
Bowater Inc., 8.40%, Depositary
Shares, Ser C                                                           204,900      5,429,850
                                                                                  ------------
                                                                                    10,035,600
                                                                                  ------------
Utilities -- Electric Power (9.80%)
Baltimore Gas & Electric Co., 6.99%,
Ser 1995                                                                 10,000      1,078,750
Commonwealth Edison Co.,
$8.40, Ser A                                                             30,850      3,108,138
Massachusetts Electric Co., 6.99%                                        10,500      1,081,500
New England Power Co., 6.08%                                             21,312      1,934,064
PSI Energy, Inc., 6.875%                                                 14,350      1,492,400
PSI Energy, Inc., 7.44%                                                  60,000      1,530,000
Public Service Electric & Gas Co.,
6.92%                                                                    19,000      1,961,750
South Carolina Electric & Gas Co.,
6.52%                                                                    25,000      2,593,750
                                                                                  ------------
                                                                                    14,780,352
                                                                                  ------------
Utilities -- Gas Distribution (1.68%)
Southern California Gas Co., 7.75%                                       99,313      2,532,482
                                                                                  ------------
Utilities -- Other (10.76%)
Coastal Corp., $2.125, Ser H                                            198,735      5,067,742
El Paso Tennessee Pipeline Co.,
8.25%, Ser A                                                            119,000      6,455,750
Phillips Gas Co., 9.32%, Ser A                                          182,800      4,707,100
                                                                                  ------------
                                                                                    16,230,592
                                                                                  ------------
                          TOTAL PREFERRED STOCKS
                             (Cost $137,224,403)                        (93.55%)   141,069,884
                                                                       --------   ------------

COMMON STOCKS
Utilities Electric Power (4.97%)
Boston Edison Co.                                                        50,000     $1,287,500
Delmarva Power & Light Co.                                               40,000        695,000
Florida Progress Corp.                                                   50,000      1,468,750
MidAmerican Energy Holdings Co.                                          90,000      1,518,750
Public Service Enterprise Group, Inc.                                    57,000      1,410,750
Puget Sound Power & Light Co.                                            45,000      1,119,375
                                                                                  ------------
                             TOTAL COMMON STOCKS
                               (Cost $7,719,081)                         (4.97%)     7,500,125
                                                                       --------   ------------
                                                          INTEREST    PAR VALUE
                                                            RATE    (000s OMITTED)
                                                          ---------  ----------
SHORT-TERM INVESTMENTS
Commercial Paper (1.74%)
Chevron Oil Finance Co.,
6/2/97                                                      5.45%        $2,631      2,630,469
                                                                                  ------------
                    TOTAL SHORT-TERM INVESTMENTS                         (1.74%)     2,630,469
                                                                       --------   ------------
                               TOTAL INVESTMENTS                       (100.26%)  $151,200,478
                                                                       ========   ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933.
    Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,166,375 or 4.75% of net assets as of May 31, 1997.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Notes to Financial Statements

NOTE A --
ACCOUNTING POLICIES

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. For federal income tax purposes, the Fund has $5,857,383 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires May 31, 2003.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through May 31, 1997, which has no effect on the Fund's net assets, net investment income or net realized gains.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

AUCTION RATE PREFERRED SHARES The Fund issued 525 shares of Auction Rate Preferred Shares (the "Preferred Shares") on July 29, 1993 in a public offering. The underwriting discount on the Preferred Shares of $918,750 was recorded as a reduction of the capital of the Common Shares, and the offering costs associated with the offering of the Common Shares and Preferred Shares of $610,007 have been recorded as a reduction of the capital of the Common Shares. Dividends on the Preferred Shares, which accrue daily, are cumulative at a rate which was established at the offering of the Preferred Shares and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.85% to 4.15%, during the period ended May 31, 1997.

The Preferred Shares are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The Preferred Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the Preferred Shares. If the dividends on the Preferred Shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the Preferred Shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the Preferred Shares and the Common Shares have equal voting rights of one vote per share, except that the holders of the Preferred Shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the Preferred Shares and Common Shares. The Preferred Shares have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the Preferred Shares, as defined in the Fund's By-Laws.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net asset value. Advantage Advisers, Inc., a subsidiary of Oppenheimer & Co., Inc., is the Fund's sub-adviser (the "Sub-Adviser"). The Sub-Adviser will provide the Adviser with access on a continuous basis to economic, financial and political information, research and assistance. The Adviser will pay the Sub-Adviser a monthly fee computed at the annual rate of 0.15% of the Fund's average weekly net assets.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services. The Fund pays a monthly administrative fee to the Adviser equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net asset value.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1997, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,592.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities during the period ended May 31, 1997, aggregated $57,782,937 and $55,364,335, respectively.

The cost of investments owned at May 31, 1997 (including the short-term investments) for federal income tax purposes was $147,741,240. Gross unrealized appreciation and depreciation of investments aggregated $5,318,033 and $1,858,795, respectively, resulting in net unrealized appreciation of $3,459,238.

NOTE D ---
RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and gains or accumulated losses on a tax basis, which is considered to be more informative to the shareholder. As of May 31, 1997, the Fund has reclassified $30,048 of federal excise taxes from undistributed net investment income to Common Shares capital.



INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
John Hancock Patriot Preferred Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Preferred Dividend Fund (the "Fund") as of May 31, 1997, the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended May 31, 1996 were audited by other auditors whose report, dated July 12, 1996, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at May 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 3, 1997


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1997.

All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends received deduction available to corporations.

Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.



INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).


Notes

John Hancock Funds - Patriot Preferred Dividend Fund

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